UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: August 19, 2005

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 694-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective August 19, 2005, the board of directors of Nautilus, Inc. elected Ronald P. Badie and Marvin G. Siegert to the company’s board of directors.

Mr. Badie, 66, spent over 35 years with Deutsche Bank and its predecessor, Bankers Trust Company, retiring in 2002 as Vice Chairman of Deutsche Bank Alex Brown (now Deutsche Bank Securities), the firm’s investment banking subsidiary. Deutsche Bank is an international financial services provider. Over the years, Mr. Badie held a variety of senior level positions with the firm and its predecessor, Bankers Trust Company, in both New York and Los Angeles. Mr. Badie currently serves as a director and audit committee member of Integrated Electrical Services, Inc., Amphenol Corporation. and Merisel Inc., and on the compensation committee of Integrated Electrical Services, Inc. Mr. Badie is a graduate of Bucknell University and received an MBA from New York University’s Stern School of Business.

Mr. Siegert, 56, has been President and Chief Operating Officer of The Pyle Group LLC, a private equity investment group, since 1996. Prior to The Pyle Group, Mr. Siegert spent 26 years with Rayovac Corporation, where he held various positions, with his most recent position as Senior Vice President and Chief Financial Officer. Rayovac Corporation is a manufacturer of batteries and lighting products. Mr. Siegert graduated from the University of Wisconsin, Whitewater and has a masters degree in management from the University of Wisconsin, Madison.

There are no arrangements or understandings between either Mr. Badie or Mr. Siegert and any other person pursuant to which Mr. Badie or Mr. Siegert was elected as a member of the company’s board of directors. Mr. Badie and Mr. Siegert are not family members of any other director or executive officer of the company. There are no transactions in which Mr. Badie or Mr. Siegert has an interest requiring disclosure under Item 404(a) of Regulation S-K.

It has not yet been determined whether Messrs. Badie and Siegert will serve on committees of the board of directors.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

99	Nautilus, Inc. press release dated August 25, 2005, announcing the appointment of Ronald P. Badie and Marvin G. Siegert to the company’s board of directors.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

August 25, 2005	By:	/s/ William D. Meadowcroft
(Date)		William D. Meadowcroft, Chief Financial
Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99	Nautilus, Inc. press release dated August 25, 2005, announcing the appointment of Ronald P. Badie and Marvin G. Siegert to the company’s board of directors.